Exhibit 99.1

NEWS RELEASE

Contact:

Rick Cantele, President and Chief Executive Officer

Salisbury Bancorp, Inc.

5 Bissell Street

Lakeville, CT 06039

860.435.9801

rcantele@salisburybank.com

FOR IMMEDIATE RELEASE

Salisbury banCORP, INC. COMPLETES MERGER WITH NBT BANCORP INC.

Lakeville, Connecticut, August 14, 2023 / GlobeNewswire…Salisbury Bancorp, Inc. (“Salisbury”), (NASDAQ Capital Market: “SAL”), the holding company for Salisbury Bank and Trust Company (“Salisbury Bank”), announced that it completed its merger with and into NBT Bancorp Inc. (“NBT”) (NASDAQ: NBTB) (the “Merger”) on August 11, 2023.

Salisbury’s President and Chief Executive Officer, Richard J. Cantele, Jr., stated, “We are excited about the consummation of our strategic merger with NBT. We believe Salisbury shareholders will benefit from the additional scale and expanded suite of products and services offered by NBT. I am extremely proud of the employees of Salisbury Bank who have worked diligently over the years to provide outstanding service to our customers and to give back to our communities. I am also grateful to our many customers for allowing us to partner and grow with them. I am confident that our customers will experience the same level of service from NBT.”

Background

Salisbury Bancorp, Inc. is the parent company of Salisbury Bank and Trust Company, a Connecticut chartered commercial bank serving the communities of northwestern Connecticut and proximate communities in New York and Massachusetts, since 1848, through full service branches in Canaan, Lakeville, Salisbury and Sharon, Connecticut; Great Barrington, South Egremont and Sheffield, Massachusetts; and Dover Plains, Fishkill, Millerton, Newburgh, New Paltz, and Poughkeepsie, New York.

Forward Looking Statements

This communication contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements about Salisbury and their industry involve substantial risks and uncertainties. Statements other than statements of current or historical fact, including statements regarding Salisbury’s future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to Salisbury, are forward-looking statements. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should” and other similar expressions are intended to identify these forward-looking statements. Such statements are subject to factors that could cause actual results to differ materially from anticipated results.

Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements include, but are not limited to the following: (1) the businesses of NBT and Salisbury may not be combined successfully, or such combination may take longer to accomplish than expected; (2) the cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) operating costs, customer loss and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) the possibility that NBT may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes or at all or to successfully integrate Salisbury’s operations and those of NBT; (5) such integration may be more difficult, time consuming or costly than expected; (6) revenues following the proposed transaction may be lower than expected; (7) NBT’s success in executing its business plan and strategy and managing the risks involved in the foregoing; (8) the dilution caused by NBT’s issuance of additional shares of its capital stock in connection with the proposed transaction; (9) changes in general economic conditions, including changes in market interest rates and changes in monetary and fiscal policies of the federal government; (10) legislative and regulatory changes; and (11) uncertainty as to the extent of the duration, scope, and impacts of the COVID-19 pandemic on NBT. Further information about these and other relevant risks and uncertainties may be found in Salisbury’s and NBT’s respective Annual Reports on Form 10-K for the fiscal year ended December 31, 2022 and in subsequent filings with the SEC.

Forward-looking statements speak only as of the date they are made. Salisbury does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. You are cautioned not to place undue reliance on these forward-looking statements.